Subject to Confidential Treatment Request

Exhibit 10.12

LICENSE AGREEMENT

This LICENSE AGREEMENT (“Agreement”) is entered into as of the Effective Date (defined below) by ELECTROBLATE, INC., a Nevada corporation, having its principal place of business at 401 Wilshire Blvd., Suite 1020, Santa Monica, CA 90401 (“Licensee”), and OLD DOMINION UNIVERSITY RESEARCH FOUNDATION, a Virginia non-stock, IRC 501(c)(3) corporation (“ODURF”), having offices at 4111 Monarch Way, Norfolk, Virginia and EASTERN VIRGINIA MEDICAL SCHOOL (“EVMS”), a public body politic and corporate and political subdivision of the Commonwealth of Virginia, having offices at 721 Fairfax A venue, Norfolk, Virginia. ODURF and EVMS are referred to collectively herein as the “Licensor.” Licensee, ODURF and EVMS are referred to individually herein as a “Party” and collectively herein as the “Parties.”

RECITALS

A. ODURF and EVMS jointly own the Licensed ODURF Patents (defined below), which are registered in the name of ODURF, that relate to intracellular electro-manipulation and, subject to the terms and conditions of this Agreement, ODURF and EVMS are prepared to grant [*** Confidential] license to Licensee to commercialize, exploit and practice the Licensed ODURF Patents, throughout the world and in the defined field of use, as defined below.

B. ODURF and EVMS also jointly own certain know-how related to the practice of the Licensed ODURF Patents and related generally to intracellular electro-manipulation and, subject to the terms and conditions of this Agreement, are prepared to grant [*** Confidential] license to Licensee to utilize such related know-how throughout the world and in the defined field of use, as defined below.

C. Licensor is engaged in the development of medical device technology using bioelectronics to detect and treat disease and had previously entered into license agreements for the Licensed ODURF Patents and know-how related generally to intracellular electro-manipulation in certain defined fields of use with Thelio-Pulse, Inc. (hereinafter “Thelio-Pulse”) with an effective date of February 28, 2012 (hereinafter “Thelio-Pulse License”), and NanoBlate Corporation (hereinafter “NanoBlate”) dated May 31, 2012 (hereinafter “NanoBlate License”)

D. Licensor acknowledges that it has been advised by Licensee that Licensee intends to enter into an agreement with Thelio-Pulse that Licensee will acquire certain assets of Thelio-Pulse subject to the 1) termination of the Thelio-Pulse License and 2) the entering into this Agreement by the parties hereto.

E. Licensor acknowledges that it has been advised by Licensee that Licensee intends to enter into an agreement with NanoBlate that Licensee will acquire NanoBlate subject to the 1) termination of the NanoBlate License and 2) the entering into this Agreement by the parties hereto.

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

F. Licensee wishes to acquire (i) [*** Confidential] license, with right of sublicencing, under the Licensed ODURF Patents solely for the purpose of practicing the Licensed ODURF Patents in the Licensed Field of Use (as defined below) and (ii) [*** Confidential] license to related know-how for the purpose of developing, producing and selling Licensed Products within the Licensed Field of Use.

G. Licensee additionally wishes to acquire license rights to Jointly-Derived ODURF Patents (as defined below), Licensor-Derived ODURF Patents (as defined below) and Other Licensed ODURF Patents (as defined below) and the related know-how, solely for the purpose of practicing those patents in the Licensed Field of Use (as defined below) for the purpose of developing, producing and selling Licensed Products subject to the terms of this Agreement.

H. Licensor and Licensee wish to enter into a Research Agreement attached hereto as Exhibit D which shall be executed concurrently with this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

1.1	“Affiliate” means any person or entity that owns or controls, is owned or controlled by, or is under common control with the Licensee, where, for purposes of this definition, the term “control” means the possession, direct or indirect, or the powers to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise.

1.2	“Claim” shall, unless otherwise specified, mean an issued claim in any of the patents licensed hereunder, which claim has not lapsed, been disclaimed, cancelled or become abandoned and which claim has not been declared invalid or unenforceable by a final decision of a court of competent jurisdiction or other appropriate body of competent jurisdiction and which decision is not subject to appeal or reversal by a higher court or body.

1.3

“Confidential Information” means all information concerning the business and proprietary affairs of a Party which a reasonable person would understand to be confidential, including without limitation, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current, and planned research and development, current and planned manufacturing or distribution methods and processes, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures and architectures (and related processes, formulae, composition, devices, inventions, discoveries, concepts, ideas, designs, methods and information); provided, however, that Confidential Information shall not include (a) information that is in the public domain at the time it is disclosed to a receiving Party or enters the public domain through no fault of a receiving Party; (b) information lawfully obtained by a receiving Party from a third party not in breach of any obligation of confidentiality or non-use to a disclosing Party; (c) information already known to a receiving Party at the time of

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

disclosure by a disclosing Party as shown by contemporaneous documentation acknowledging same; and (d) information furnished to others by a Party intended not to have restriction on disclosure.

1.4	“Effective Date” means the date this Agreement has been signed by all Parties hereto.

1.6	“Insolvent” and “Insolvency” means the inability of a person to pay their debts as such debts become due in the ordinary course of business.

1.7	“License Consideration” means the issuance to ODURF of 1,417,500 shares (par value 0.0001 per share) of common stock in Licensee, which without taking into consideration any shares to be issued to New BEM, Inc. in consideration for the remaining value of the grants held by New BEM, Inc. funded and held by the U.S. National Institute of Health, represents 31.5% of the issued and outstanding shares of common stock immediately after the acquisition of New BEM, Inc. It is further recognized that as between ODURF and EVMS, the License Consideration shall then be further assigned or distributed with ODURF holding 80% of the License Consideration and EVMS holding 20% of the License Consideration.

1.8	“Licensed Field of Use” means apparatuses, methods, products, devices, and systems intended for all human and animal applications, including, but not limited to, the direct or indirect diagnosis, detection, prevention, treatment or cure of 1) [*** Confidential] of organs, the [*** Confidential] system or [*** Confidential], including but not limited to [*** Confidential] identified or imaged using laparoscope methodology and/or endoscopic ultrasound methodology, 2) [*** Confidential] of the patient, and 3) disease, injury, or condition of [*** Confidential]. The parties intend this [*** Confidential] field of use to be broadly construed, such as, by way of example only, to encompass [*** Confidential] including, but not limited to [*** Confidential]. The parties agree that the technologies covered herein are related to pulses of or less than one microsecond.

1.9	“Licensed ODURF Patent(s)” means (a) the patents listed in attached Exhibit B which may be amended from time to time, including any United States or foreign patent, or patent application, derived therefrom, claiming priority thereto, or claiming an invention disclosed therein, including all counterparts, divisionals, continuations, continuations-in-part, requests for continued examination, continued prosecution applications, reexaminations, reissues, substitutions, patent term extensions and renewals thereof, and (b) any other patents or patent applications now or later (during the Term) owned, controlled, or licensable by Licensor, ODURF, Old Dominion University, or EVMS, that is or would be infringed by Licensee in exercising its rights under this Agreement but for the license grants under this Agreement.

1.10	“Licensed Product(s)” shall mean any product, device, system, apparatus, kit, component, method, procedure, application, process or service the manufacture, use, sale, offer for sale, commercialization, exploitation, disposition, practice or import which is the subject of the licenses granted in this Agreement within the Licensed Field of Use or utilizes the Related Know How.

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

1.11	“Licensed Territory” means the world.

1.12	“Net Sales” means the gross invoice sales price or other gross consideration received from the Sale of Licensed Products based on the Other ODURF Patents by Licensee or its sub-licensees to unaffiliated third parties, less [*** Confidential]. For clarity, Net Sales does not include Licensed Products that are Otherwise Disposed Of.

1.13	“Non-affiliate” shall mean any person or entity that is not otherwise the Licensee or an Affiliate.

1.14	“Otherwise Disposed Of” means not Sold but delivered to others without receipt of any consideration such as when product is distributed for use in research, product development, clinical or other experimental non-commercial trials,

1.15	“Prosecution Matters” mean those steps taken in an effort to have a patent registration issued by the relevant registration authority including, without limitation, the drafting and filing of the initial application and the drafting and filing of any responses to office actions or other communications from the relevant registration authority.

1.16	“Regulatory Body” means a governmental body such as the United States Food and Drug Administration or other legally-recognized entity that must approve or otherwise license the manufacture, use, testing or sale of a Licensed Product in any jurisdiction in the Licensed Territory.

1.17	“Related Know How” shall mean Licensor’s unpatented know how, technical data, Trade Secrets, or other information of any kind, owned or licensed by Licensor, which relates to or is useful for the design, manufacture, operation, use, practice, testing or sale of any Licensed Product but which is not the subject of an issued patent within the Licensed ODURF Patents, Jointly-Derived ODURF Patents, Licensor-Derived ODURF Patents, and Other ODURF Patents.

1.18	“Research Agreement” the agreement between the Licensor and Licensee attached as Exhibit D.

1.19a	“Jointly-Derived ODURF Patents” means any patents with claims derived jointly by the Licensor and the Licensee pursuant to the Research Agreement, including any United States or foreign patent, or patent application, derived therefrom, claiming priority thereto, or claiming an invention disclosed therein, including all counterparts, divisionals, continuations, continuations-in-part, requests for continued examination, continued prosecution applications, reexaminations, reissues, substitutions, patent term extensions and renewals thereof.

1.19b	“Licensor-Derived ODURF Patents” means any patents with claims derived solely by the Licensor pursuant to the Research Agreement, including any United States or foreign patent, or patent application, derived therefrom, claiming priority thereto, or claiming an invention disclosed therein, including all counterparts, divisionals, continuations, continuations-in-part, requests for continued examination, continued prosecution applications, reexaminations, reissues, substitutions, patent term extensions and renewals thereof.

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

1.19c	“Other ODURF Patents” means any patents with claims in the Licensed Field of Use, other than the Licensed ODURF Patents, the Jointly-Derived Patents and the Licensor-Derived Patents, including any United States or foreign patent, or patent application, derived therefrom, claiming priority thereto, or claiming an invention disclosed therein, including all counterparts, divisionals, continuations, continuations-in-part, requests for continued examination, continued prosecution applications, reexaminations, reissues, substitutions, patent term extensions and renewals thereof.

1.20	“Sale” or “Sold” means to sell or lease for consideration Licensed Products.

1.21	“Sublicensee” shall mean a Non-affiliate to whom Licensee has granted a sublicense, subject to the terms of this Agreement, under the Licensed ODURF Patents, the Jointly-Derived Patents, the Licensor-Derived Patents or the Other ODURF Patents, which are licensed under this Agreement and any Related Know-How to make, use, sell, offer to sell, practice, exploit, dispose or otherwise commercialize Licensed Product.

1.22	“Trade Secrets” means data, formulae, compositions, processes, graphs, samples, forms, inventions and ideas, existing vendor and supplier lists or prospective vendor and supplier lists, pricing and cost data, market studies, business plans, computer software and programs (including object code and source code), database technologies, systems, structures and architectures (and related processes, formulae, composition, improvements, devices, inventions, discoveries, concepts, ideas, designs, methods and information), and any other information, however documented, that is a trade secret within the meaning of Virginia Code § 59.1-336 et seq.

2.	Term and Termination.

2.1	Term. This Agreement shall become effective as of the Effective Date. Unless terminated earlier in accordance with this Section 2, this Agreement shall terminate on the expiration of the last to expire of the patents licensed herein, on the abandonment of the last to be abandoned patent application licensed herein, or on the expiration of all royalty obligations, whichever occurs later (such period of time from the Effective Date until the date of termination being referred to herein as the “Term”). For the purpose of this Agreement, “abandonment” is defined with reference to 37 C.F.R. Sections 1.135, 1.138 or any applicable equivalent foreign patent provisions.

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

2.2	Termination By Licensor. In addition to its rights to enforce the provisions of any other Section of this Agreement, Licensor shall have the right, at its option, to terminate this Agreement, in accordance with the procedures set forth in Section 2.4, on the occurrence of any one or more of the following events after delivery to Licensee of a written notice specifying such event and the passage of the applicable cure periods specified herein or in the absence of specified cure periods, the failure to remedy such breach within [*** Confidential] of notice thereof:

2.2.1	On the material breach of or default of this Agreement by Licensee;

2.2.2	For purposes of Section 2.2.1, a material breach or default of this Agreement shall include, but not be limited to, each of the following: (i) Licensee attempts to use, sublicense, transfer or assign its rights or obligations under this Agreement in violation of Section 3.2 of this Agreement or in violation of Licensor’s proprietary rights in the Licensed ODURF Patents; (ii) Licensee fails to secure or maintain the insurance coverage required by Section 6; (iii) failure by Licensee to pay the License Consideration or any royalty or sublicense fee; (iv) any failure of Licensee to achieve any of the Mandatory Performance Milestones as set forth in Exhibit C (“Mandatory Performance Milestones”); or (v) any default under the terms of the Research Agreement contained at Exhibit D that remains uncured beyond the allowed cure period or which results in a termination of the Research Agreement.

2.2.2.1. In the event that Licensor has the right to terminate this Agreement as a result of Licensee’s failure to achieve the Mandatory Performance Milestones under Exhibit C herein, Licensor at its sole option may, by written notice to Licensee, elect not to terminate this Agreement, but instead to convert Licensee’s rights in the Licensed ODURF Patents and Related Know-how into non-exclusive rights and ODURF may also sell, transfer, commercialize, exploit and practice the same non-exclusive rights without being in breach of this Agreement and Licensee acknowledges and accepts such joint rights.

2.2.3	Notwithstanding any notice periods required for any other termination, Licensor may terminate this Agreement effective immediately on the postmarked date of mailing of written notice to Licensee if Licensee (i) makes an assignment for the benefit of creditors, (ii) becomes Insolvent, (iii) has a bankruptcy petition filed by or against it which petition is not vacated or stayed within [*** Confidential], or (iv) a receiver or trustee in bankruptcy or similar officer is appointed to take charge of all or a material part of Licensee’s property.

2.3	Termination by Licensee.

2.3.1	In addition to its rights to enforce the provisions of any other Section of this Agreement, Licensee shall have the right, at its option, to terminate this Agreement, in accordance with the procedures set forth in Section 2.4, on Licensor’s material breach and Licensor’s failure to remedy any such material breach within [*** Confidential] after written notice thereof by Licensee.

2.3.2

In addition, without limiting the forgoing and notwithstanding anything to the contrary including Section 2.4 below, Licensee may within its sole discretion terminate this Agreement without cause or for its own convenience upon providing [*** Confidential] written notice to Licensor. Upon such a termination for convenience or without default, the Licensee may cease the payment of any future payments, fees or royalties under this Agreement, except

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

for Licensee’s pro rata share of patent prosecution expenses that were due and payable pre-termination, amounts due under the Research Agreement and other cash amounts due hereunder; provided, however, that Licensee shall remain liable for any pre-termination obligations under this Agreement.

2.4	Exercise of Rights By Terminating Party. The Party terminating this Agreement (the “Terminating Party”) may exercise its right of termination, only after giving all notices described herein and the expiration of all cure periods, if any, by giving the other Party, or its trustees, receivers or assigns, as the case may be (the “Non-Terminating Party”), [*** Confidential] prior written notice of such Terminating Party’s election to terminate (unless a shorter or longer period is specified in a provision of this Agreement). Such notice shall include a brief description of the basis for such termination, but any inadequacy in the description claimed by the Non-Terminating Party will not be cause to deny a termination. On expiration of such period, this Agreement shall automatically terminate unless the Non-Terminating Party has elected to pursue the resolution of any controversy in accordance with Section 13 hereof within the applicable cure period, in which event the question of whether the Terminating Party is entitled to terminate this Agreement shall be determined by the dispute resolution process as provided in Section 13 and this Agreement shall not be terminated by the Terminating Party until such process has finally determined that the Terminating Party is entitled to terminate this Agreement.

2.5	Other Effects of Termination.

2.5.1	On termination of this Agreement pursuant to Section 2.2 or Section 2.3, Licensee shall destroy all data, writings, and other documents and tangible materials supplied to Licensee by Licensor in respect of the Licensed ODURF Patents, Licensor-Derived ODURF Patents and Other ODURF Patents and Related Know How, except that Licensee may retain a copy for its archived legal files. In addition, on such termination, Licensor shall have the option for [*** Confidential] to negotiate with Licensee to acquire at [*** Confidential] (x) all drawings and data related to equipment design and manufacture of equipment, which if used by Licensee would infringe on the Licensed ODURF Patents, Licensor-Derived ODURF Patents and Other ODURF Patents and Related Know How and (y) all equipment, which if used by Licensee would infringe on the Licensed ODURF Patents Licensor-Derived ODURF Patents and Other ODURF Patents and Related Know How.

2.5.2	Licensee, its Affiliates and Sublicensees shall have [*** Confidential] from the date of the expiration or termination of this Agreement, to sell all Licensed Product on hand or to sell Licensed Product once its manufacture is completed. On expiration of such [*** Confidential] period, Licensee shall return, or at Licensor’s written direction, destroy, all Licensed Product on hand.

2.5.3

On any termination of this Agreement, all rights granted to or provided by each Party to the other shall automatically and irrevocably revert to the granting Party or Parties. If this Agreement is terminated or cancelled (i) by Licensor for any reason other than because of a material breach by Licensee, (ii) is

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

terminated by Licensee because of a material breach by Licensor, or (iii) is mutually terminated by the Licensor and Licensee, then the funding obligations of Licensee under the Research Agreement will terminate immediately; otherwise, subject to the terms of the Research Agreement, the funding obligations under the Research Agreement will survive termination or cancellation of this Agreement.

2.6	Achievement of Mandatory Performance Milestones. If Licensee fails to reach any of the Mandatory Performance Milestones set forth on attached Exhibit C, then Licensor shall thereafter have the option to terminate the Agreement on written notice to Licensee, as provided in Section 2.2. This option must be exercised within [*** Confidential] of the milestone completion date, with any applicable extensions.

2.7	Certain Rights After Termination. Upon any termination of this Agreement, Licensee and its Sublicensees shall have the right to sell inventory in stock as of the date of termination, provided that such sales shall be subject to the payment of royalties in accordance with the provisions of Section 4.

3.	Licenses.

3.1	License Grants. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee, [*** Confidential] transferable, sub-licensable license under the Licensed ODURF Patents and [*** Confidential] transferable, sub-licensable license in the Related Know-How to the extent not otherwise within the scope of the [*** Confidential] under the Licensed ODURF Patents, in order to make, have made, use, offer to sell, sell, import, manufacture, practice and otherwise exploit, dispose of and commercialize the Licensed Products solely within the Licensed Field of Use in the Licensed Territory.

Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee, [*** Confidential] transferable, sub-licensable license under the Jointly-Derived ODURF Patents and [*** Confidential] transferable, sub-licensable license in the Related Know-How to the extent not otherwise within the scope of [*** Confidential] under the Jointly-Derived ODURF Patents, in order to make, have made, use, offer to sell, sell, import, manufacture, practice and otherwise exploit, dispose of and commercialize the Licensed Products solely within the Licensed Field of Use in the Licensed Territory.

3.2	Sublicensing.

3.2.1

Generally. Subject to the terms and conditions of this Agreement, Licensee is granted the right to grant sublicenses that are not inconsistent with or which offer terms that are not greater in scope than the licenses granted to Licensee. Prior to the execution of any sublicense, Licensee shall provide Licensor with a confidential one-page summary of the sublicense agreement to be executed by Licensee and within [*** Confidential] Licensor shall have the right to

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

interview Licensee to confirm for itself prior to execution that the sublicense to be granted by Licensee does not violate the terms of this Agreement and is being granted on terms that are no greater in scope than the terms of the Agreement. Licensee shall then supply Licensor with a fully executed copy of each such sublicense agreement within [*** Confidential] after the execution of such sublicense agreement. Licensee shall monitor the performance hereunder of its Sublicensees, if any, but shall not be a guarantor for such Sublicensees. Licensee reserves the right to redact certain portions of the sublicense agreement if reasonably required by the sublicense. In all sublicenses granted by Licensee hereunder, Licensee shall include a requirement that the Sublicensee use no less than commercially reasonable efforts to bring the subject matter of the sublicense into commercial use. Licensee shall further provide in such sublicenses that Licensor is named as an intended third party beneficiary of such sublicense, that such Sublicenses shall terminate upon the termination of the License, and that such sublicenses are subject and subordinate to the terms and conditions of this Agreement.

3.2.2	Assignment of Sublicenses. If this Agreement is terminated prior to Term pursuant to Section 2.2, then Licensee shall seek to promptly assign all of its right, title, and interest to all sublicenses to Licensor, including the right to receive all income from Sublicensees. Licensee shall expressly include this requirement as part of any sublicense agreement.

3.3	Future Patent Licenses to Licensee.

3.3.1	Licensor Derived ODURF Patents. In respect of any Licensor Derived ODURF Patents, the Licensee shall have [*** Confidential] option, commencing on the date of patent issuance, to either 1) obtain a non-exclusive, royalty-free license to any such patents and Related Know How, or 2) obtain an exclusive license to such patents and a non-exclusive license to the Related Know How, subject to the Licensor’s right to use for educational, non-commercial, and research purposes. The terms of either of these licenses shall be subject to the terms of this Agreement in the same basis as the Licensed ODURF Patents, except that in the case of the license to the patents being an exclusive license, Licensee shall pay to the Licensor a royalty equal to [*** Confidential] of the [*** Confidential] and are based on the Licensor Derived ODURF Patents.

3.3.2	Other ODURF Patents. For any Other ODURF Patents, Licensee shall have rights of first negotiation to a patent license provided that, if not exercised, ODU/ODURF shall not enter into a license with any third party on substantially equivalent or less favorable terms than the last offer made by Licensee without first offering a license to Licensee on equivalent terms. These rights of first negotiation shall be for a period of [*** Confidential] following the termination of the last of any Licensee-funded Research Agreement or of the termination of this Agreement.

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

3.4 Platelet Gel Technology. Licensor agrees that it will, with the advice and counsel of the Licensor, negotiate in good faith with General Electric Corporation, and/or its subsidiaries, to obtain a sub-license, pursuant to this Agreement, of any patents and Related Know How issued pursuant to PCT/US09/64431 and 2473841 PCT Canada “Activation and Aggregation of Human Platelets and Formation of Platelet Gels by Nanosecond Pulsed Electric Fields” with terms mutually agreeable to the Licensor and the Licensee. Licensee will be the sub-licensor (under license from ODURF) to GE of the platelet gel IP as part of the ODURF/EVMS agreements with Licensee.

Licensee shall pay to the Licensor [*** Confidential] of the [*** Confidential] derived from any products based on the GE patents and Related Know How as set forth above.

3.5	Reservation of Rights.

3.5.1	Licensor reserves all rights not expressly granted to Licensee in this Agreement. Without limiting the generality of the foregoing, Licensee acknowledges and agrees that (a) except as expressly set forth in this Agreement, Licensor retains all right, title and interest in and to the Licensed ODURF Patents and Related Know How, and Licensee acknowledges and agrees that, except as expressly provided herein, Licensee does not acquire any rights, express or implied, in or to the Licensed ODURF Patents and Related Know How; and (b) any configuration or commercialization of the Licensed Products shall not affect or diminish Licensor’s right, title, and interest in and to the Licensed ODURF Patents and Related Know How.

3.5.2	Notwithstanding any other language to the contrary or arguably to the contrary, all licenses granted in Section 3 of this Agreement, including without limitation even [*** Confidential] licenses so granted, are specifically subject to a reserved [*** Confidential] right of the Licensor to conduct research activities related, directly or indirectly, to the Licensed ODURF Patents and Related Know How in the Licensed Field of Use for academic research or for scholarly teaching, but not for Sale or distribution to any third party for commercial purposes.

3.5.3

As noted on Exhibit B, some of the Licensed ODURF Patents were developed with research subject to partial federal sponsorship. Notwithstanding anything to the contrary contained herein, the granting and exercise of the license in this Agreement is subject to 35 U.S.C. 200 et seq., implementing regulations thereof (e.g., 37 CFR 401), and Licensors’ obligations under agreements with the U.S. Government for the underlying research. The Licensed ODURF Patents developed from such research are “subject inventions” as that term is defined under Title 35 United States Code Sections 200 through 204. This Agreement, including the rights granted hereunder, is subject to all of the terms and conditions of Title 35 United States Code Sections 200 through 204, including an obligation that Licensed Products sold or produced in the United States be “manufactured substantially in the United States,” and Licensee agrees to take all reasonable action necessary on its part to enable Licensor satisfy its obligations thereunder. Licensor has granted the U.S. Government a non-exclusive, nontransferable, irrevocable, paid-up

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

license to practice or have practiced for or on behalf of the United States the “subject inventions” throughout the world, and no grant of licenses to Licensee here shall be deemed to be inconsistent with such Government rights.

3.6	Technology Transfer Disclosure Efforts of Licensor. On execution of this Agreement, copies of all technical drawings, software, test data, lab notebooks, patents, patent applications, and all other information, all prototypes and other hardware for inspection and photographing, in the custody or under the control of any Licensor that constitutes, is useful for or relates to the Licensed ODURF Patents, Licensed Products or Related Know How that is relevant to the Licensed Field of Use shall be made available to Licensee within a reasonable amount of time upon written request. Additionally, with respect to any Jointly-Derived ODURF Patents and Licensor Derived ODURF Patents and Related Know How, Licensor will provide to Licensee all technical drawings, software, test data, lab notebooks, patents, patent applications, and all other information, all prototypes and other hardware for inspection and photographing, in the custody or under the control of any Licensor that constitutes, is useful for or relates thereto, relevant to the Licensed Field of Use, which will be made available within a reasonable amount of time upon written request.

3.7	Commercial Efforts of Licensee. Licensee may, from time to time, engage in the conception, development, manufacture, use, practice, or sale of other products, devices, or methods which may compete with Licensed Products.

3.8	Right of Review to Other Inventions. Except as Licensor may otherwise be restricted by law, governmental rule or governmental regulation or in a good faith agreement with a third party, Licensor agrees to notify Licensee, within a reasonable period of time, of any other inventions within or relating to the Licensed Field of Use conceived and/or reduced to practice by ODURF, Old Dominion University and/or EVMS, their respective employees, agents or contractors during the Term, not otherwise covered by this Agreement so that Licensee is given the right to review the above-referenced invention(s) including an opportunity to then negotiate a license to the invention under commercially reasonable terms.

4.	Fees and Royalties.

4.1	License Consideration. Upon the acquisition of Thelio-Pulse and Nanoblate by Licensee, Licensee shall pay the License Consideration to Licensor. Licensor’s sole remedy for Licensee’s default in its obligation to pay the License Consideration when due shall be to terminate this Agreement in accordance with Section 2.2 hereof, without further consideration or damages; provided, however, that such limitation shall not apply to other breaches of this Agreement by Licensee prior to the payment of the License Consideration.

4.2	Expenses. Except as expressly set forth in this Agreement, each Party will bear its own costs and expenses, including without limitation legal fees, related to the performance of its obligations under this Agreement.

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

5.	Government Approvals; Conduct of Studies.

As among the Parties, Licensee shall be solely responsible for the filings, costs and other matters related to establishing compliance of the Licensed Products with all current and future laws, statutes, rules and regulations of any Regulatory Body. Without limiting the generality of the foregoing, all studies, research and testing done by or on behalf of Licensee, its Affiliates or Sublicensees under this Agreement shall be performed in compliance with any applicable federal, state or local laws, rules, policies and regulations governing the conduct of the studies, research and testing.

6.	Insurance.

6.1	[*** Confidential] Liability. Licensee shall obtain within [*** Confidential] of the consummation of the acquisition of Thelio-Pulse and Nanoblate and thereafter carry in full force and effect a policy of [*** Confidential] liability insurance in an amount [*** Confidential] or such [*** Confidential] higher amount that the Licensee determines in its discretion which is reasonable and appropriate in light of its business operations.

6.2	[*** Confidential] Liability. Licensee shall, to the extent generally available on commercially reasonable terms, obtain and carry in full force and effect, prior to [*** Confidential] relating to the Licensed Products and [*** Confidential] of this Agreement, [*** Confidential] liability insurance in an amount deemed reasonably necessary by Licensee, but [*** Confidential] prior to start of [*** Confidential] prior to start of [*** Confidential], and [*** Confidential] Sale of a Licensed Product in the United States covered by a valid Licensed ODURF Patent for [*** Confidential] and [*** Confidential] respectively, in the aggregate.

6.3	General Provisions. All insurance required by this Agreement must be on an [*** Confidential] basis as those terms are understood in the insurance industry. Coverage shall be obtained by the Licensee only from insurers who are rated [*** Confidential] or better in the then most recent edition of Best’s Insurance Reports. Each insurance policy shall provide for a waiver of the insurer’s subrogation rights against the Licensor. Each policy shall name Licensor as an additional insured and be endorsed to provide [*** Confidential] notice of cancellation, nonrenewal, or restriction of coverage. At least annually and at such other times as may be requested by the Licensor, but in any case prior to the commencement of production, sale, or transfer, whichever occurs first, of any Licensed Product, Licensee shall cause its insurers to deliver to the Licensor certificates of insurance evidencing the existence of the coverages required under this Agreement.

7.	Prosecution, Infringement and Enforcement.

7.l

Prosecution and Maintenance of Licensed ODURF Patents in the United States. Licensor shall have the sole right to file, prosecute and maintain all Licensed ODURF Patents and Licensor Derived ODURF Patents and patent applications for Licensed ODURF Patents and Licensor Derived ODURF Patents in the United States within the Licensed Field of Use. In addition, Licensor shall have the right to determine whether

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

or not to file a patent application, abandon the prosecution of any patent application, or discontinue the maintenance of any Licensed ODURF Patent and Licensor Derived ODURF Patents. Licensor shall promptly provide Licensee with copies of all documents relating to all Prosecution Matters for any licensed or licensable patent hereunder, patent application, or contemplated patent application filed or considered for filing by Licensor within the Licensed Field of Use prior to the filing of same. Licensee shall have the right for no more than [*** Confidential] to review such material before it is filed and the right to comment upon all Prosecution Matters for any licensed or licensable patent hereunder or patent application filed by Licensor within the Licensed Field of Use prior to filing, and Licensor shall make revisions and incorporate comments, as requested by Licensee, if there is a reasonable legal and/or technical basis to do so.

7.2	Right To Assume Prosecution. For any application that is filed anywhere in the world, if Licensor makes a determination that it does not want to file a patent application, continue prosecuting a patent application or maintain a licensed or licensable patent hereunder within the Licensed Field of Use, Licensor will notify Licensee of same in a timely manner, and Licensee shall have the option, at Licensee’s expense, to assume direction of the filing, prosecution and/or maintenance of such patent application or licensed or licensable patent without further notification to Licensor. Licensee shall also have the right to bring to Licensor’s attention Licensor inventions relating to Licensee’s Licensed Field of Use. Licensor may elect not to proceed with the filing of a patent application(s) covering such inventions or to later surrender prosecution or maintenance of a patent based on such invention upon [*** Confidential] written notice to Licensee. If Licensor elects not to proceed with the filing of such patent application or to surrender prosecution or maintenance of a patent, then Licensee may then prosecute and maintain such patent at its own expense; provided, however, that Licensor shall have the right for no more than [*** Confidential] to review and comment on all Prosecution Matters for any of the licensed or licensable patents hereunder or patent applications to be filed by Licensee within the Licensed Field of Use. In the event of termination of this Agreement, any such patents shall be promptly transferred or assigned back to Licensor at Licensors’ expense.

7.3

Prosecution of Licensed ODURF Patents in Countries Other than the United States. Licensor shall only file, prosecute and maintain all licensed or licensable patents hereunder and patent applications, within the Licensed Field of Use, in those countries other than the United States as requested by Licensee. Licensor shall promptly provide Licensee with copies of all documents relating to all Prosecution Matters for any such patents, patent application, or contemplated patent application filed or considered for filing by any Licensor outside of the United States within the Licensed Field of Use prior to filing. Licensee shall have the right to review and the right to comment upon all Prosecution Matters for any such licensed or licensable patents or patent application, and Licensor shall make revisions and incorporate any comments if there is a reasonable legal and/or technical basis to do so. [*** Confidential] cost of patent preparation and prosecution in such other countries will be assumed by Licensee. Licensee shall reimburse Licensor for all such patent prosecution expenses reasonably incurred within [*** Confidential] following receipt of invoices from Licensor. [***

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

Confidential] shall be subject to [*** Confidential]. Licensee may elect to have Licensor surrender prosecution or maintenance of a licensed or licensable patent in any non-US country upon [*** Confidential] written notice to Licensor. Such notice shall not relieve Licensee from its responsibility to reimburse Licensor for prosecution or maintenance expenses incurred prior to the expiration of the [*** Confidential] notice period (or such longer period specified in Licensee’s notice). Licensor may then prosecute and maintain such licensed or licensable [*** Confidential], and Licensee’s [*** Confidential] shall be adjusted accordingly to account for Licensee’s decision not to have Licensor pursue or maintain patent protection in certain countries.

7.4	Cooperation in the Prosecution of Licensed ODURF Patents. Licensor shall cooperate fully and use their best efforts in the preparation, filing, prosecution and maintenance of the licensed and licensable patents, and patent applications licensed to Licensee hereunder, executing all papers and instruments or requiring members and inventors of Licensor to execute such papers and instruments needed to apply for, to prosecute and to maintain patent applications and patents in any country. Licensor shall provide to Licensee prompt notice as to all matters which come to their attention and which may affect the preparation, filing, prosecution or maintenance of any such patent applications or patents. Licensee must immediately notify Licensor if Licensee or any Affiliate or Sublicensee (or optionee) does not qualify as a “small entity” as provided by the United States Patent and Trademark Office.

7.5	Patent Expenses Incurred After the Effective Date. Licensee shall be responsible for payment of all reasonable and documented costs incurred by Licensor on or after the Effective Date, continuing for the life of this Agreement, and associated with the preparation, filing, prosecuting, issuance and maintenance of all patent applications and patents included within the patent rights. Said amounts for on-going patent expenses shall be paid to ODURF within [*** Confidential] of Licensee’s receipt of an invoice from ODURF; such invoices shall be sent to Licensee on a [*** Confidential] basis. Upon request, Licensor shall provide Licensee for its budgeting purposes, an approximate written estimate of Licensee’s expected [*** Confidential] cost for the future prosecution and maintenance of the licensed and licensable patents, for a given calendar year.

7.6	Right To Delay Licensor Publication. Should Licensee be permitted the right to prosecute a patent application under sections 7.1, 7.2 or 7.3, Licensor agrees to delay the publication of any subject matter that is the subject of publication for a period of [*** Confidential] from written notice to the Licensee of the intent to so publish to enable Licensee to prosecute such patent applications.

7.7	Infringement and Enforcement Actions.

7.7.1	Each Party shall notify the other Party of any suspected infringement(s) of the patents licensed hereunder or Related Know-How and shall inform the other Party of any evidence of such infringement(s).

7.7.2	During the Term, Licensee shall have the first right but not the obligation to institute suit for third party infringement of any Claim in any of the licensed

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

patents hereunder or Related Know-How within the Licensed Field of Use in the Licensed Territory [*** Confidential]; provided, however, Licensee notifies Licensor no later than [*** Confidential] prior to filing suit or provides notice as soon as practicable when seeking a preliminary or temporary injunction. The failure to provide any of the foregoing notices will not be a breach hereunder. If Licensee does not institute suit for infringement(s) within [*** Confidential] after receipt of written notice from Licensor of Licensor’s request that a suit for infringement be filed, then Licensor may[*** Confidential] bring suit or take any other appropriate action. Licensor agrees to join as a party plaintiff [*** Confidential] in any section 7.7 or 7.8 lawsuit initiated or controlled by Licensee, if requested by Licensee or ordered by a court.

7.7.3	Licensee shall control any litigation, claim, action or proceeding it initiates, including the selection of counsel. Licensor may retain additional counsel of its own selection and at its own expense to observe the litigation and to advise or assist Licensor. Licensee and its counsel will cooperate with and seek the input of Licensor’s counsel in such matters.

7.7.4	Any Party that initiates an affirmative infringement action [*** Confidential] under section 7.7.2 [*** Confidential].

7.7.5	Neither Party may settle with an infringer without the prior approval of the other Party (with such approval not to be unreasonably withheld or delayed) if such settlement would prejudice the rights of the other Party.

7.7.6	Licensor shall provide Licensee with reasonable cooperation in any and all litigation matters or other claim, action or proceedings arising from or relating to the licensed and licensable patents and Related Know How subject to this Agreement [*** Confidential]. Licensee will [*** Confidential] Licensor with respect to any litigation cooperation.

7.8	Claims of Third Party Infringement and Invalidity.

7.8.1	Licensee shall have the right in its sole discretion to control the defense of any claim, action or proceeding (i) where a third party charges or notifies Licensee of a claim of infringement due to Licensee’s manufacture, use, sale or offer for sale of the Licensed Products, or Licensee’s practice of the licensed and licensable patents and Related Know-How, (ii) where a declaratory judgment action or other related proceeding alleging invalidity, unenforeceability or noninfringement of any licensed or licensable patent or Related Know How hereunder which is brought, or (iii) when the Licensee becomes aware of the need to obtain a license from a third party. In any of these circumstances, Licensee may [*** Confidential] Licensor under this Agreement by [*** Confidential] or Licensee may instead [*** Confidential] Licensee in connection with its handling of (i), (ii) and/or (iii).

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

8.	Confidentiality.

8.1	Protected Information. Each Party shall regard and preserve as confidential all Trade Secrets and other Confidential Information pertaining to the other Party that has been or may be obtained by a Party by reason of this Agreement. Except in accordance with this Agreement, a Party shall not disclose, use for its own benefit or purpose, deliver, reproduce or in any way allow any Trade Secrets or Confidential Information to be delivered to, or used by, any third party without the specific written direction or written consent of a duly authorized representative of the disclosing Party. During or after the termination of this Agreement, no Party shall publish, release or otherwise make available to any third party any information describing any Trade Secret, or for a period of [*** Confidential] after the termination of this Agreement other Confidential Information without prior specific written authorization of the Disclosing Party. Except as required by this Agreement, a Party shall not appropriate, retain or copy any Confidential Information or Trade Secrets of another Party.

8.2	Audit Verification Rights. For the purpose of verifying the promises of section 8.1 and for [*** Confidential] period beginning after the termination of this Agreement, Licensor shall have the right [*** Confidential] to engage an independent third party inspector, not involved with the commercial application of the patents licensed hereunder, Licensed Products or the Licensed Field of Use, to inspect the facilities of Licensee during regular business hours and on reasonable advance notice, if it has a reasonable and justifiable belief that Licensee is using any part of Licensor’s Trade Secrets or Confidential Information in violation of the terms of this Agreement. All information uncovered during the inspection shall be regarded as Confidential Information subject to the protection of Section 8; provided, however, that it may be released or utilized in any disputes resolution proceeding between the parties without the permission of the Disclosing Party.

8.3	Compelled Disclosure. In the event a receiving Party is required by legal process or applicable law (such as the Federal or Virginia’s or California’s Freedom of Information Acts or other similar “sunshine” acts or provisions) to disclose such Trade Secrets or Confidential Information, a receiving Party shall provide the disclosing Party with prompt notice of such request or requirement in order to enable the disclosing Party (a) to seek an appropriate protective or other remedy or (b) to consult with the receiving Party with respect to the disclosing Party’s taking steps to resist or narrow the scope of such request or legal process. The receiving Party that is subject to the disclosure request or requirement shall always seek to disclose only that portion of the disclosed information that is legally required to be disclosed.

9.	Patent Marking; Trademarks; Conflict of Interest.

9.1	Patent Marking. Prior to the issuance of a patent on pending or applied for patents licensed hereunder, Licensee shall mark Licensed Products (or their containers or labels) with the words “Patent Pending.” Following the issuance of one or more patents, Licensee shall mark Licensed Products as set forth in Section 9.2.

9.2	Patent Notice. Licensee shall place in a conspicuous location on Licensed Products patent notice in accordance with 35 U.S.C. §287 and in accordance with the applicable

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

laws in each jurisdiction of the Licensed Territory in which the Licensed Products are made, used, sold, offered for sale or Otherwise Disposed Of. Licensee agrees to mark any Licensed Products with the word “patent” or “pat.” and the number of each applicable licensed patent hereunder, and, with respect to such licensed patents, to respond to any request for disclosure under 35 U.S.C. §287(b)(4)(B) by only notifying Licensor of the request for disclosure.

9.3	Use of Licensor Names and Trademarks.

9.3.1	Licensee shall not, without the prior written consent of Licensor, identify Licensor in any advertising or other promotional materials to be disseminated to the public or use any trademark, service mark, trade name, or symbol owned by or associated with Licensor. Notwithstanding the foregoing, Licensee may state that it is licensed by Licensor under one or more of the ODURF patents.

9.3.2	If Licensee also wishes to make any use of the name(s) of Licensor in its promotional or marketing materials, then Licensee shall first submit such materials in writing for approval to Licensor which approval shall not be unreasonably withheld or delayed.

9.3.3	It is understood that Licensee shall not have the right to use the names of any faculty members, students, employees or agents of Licensor in connection with any sales or promotional activities without the express written consent of the persons involved.

9.4	Conflict of Interest. Licensee acknowledges and agrees that it will notify Licensor when it enters into any contractual relationship with any employee or group of employees of Licensor and provides compensation to such individual or group for expertise or work that relates to any rights referenced or licensed under this Agreement.

10.	Representations, Warranties and Exclusions. As of the respective date of execution by a duly authorized officer, as is hereinafter set forth, ODURF and EVMS each hereby represent and warrant the following:

10.1	Title; No Prior or Future Conflicting Licenses. Licensor hereby represents and warrants that Licensor owns all right, title and interest in the Licensed ODURF Patents (except as to the U.S. Government’s non-exclusive and limited rights in such intellectual property arising from sponsorship of prior research) and during the Term no license or covenant not to sue under any Licensed ODURF Patent, Jointly-Derived ODURF Patents, Licensor-Derived ODURF Patents or Other ODURF Patents has been or will granted to any third party in the Licensed Field of Use in the Licensed Territory, unless otherwise permitted by the terms of this Agreement. Licensor further represents and warrants that each of the Licensed ODURF Patents is validly registered with any public authority and is registered in the name of ODURF and no other such and that the public records will demonstrate ODURF as the record owner. The Licensor has obtained from all persons that were engaged in the development of the Licensed ODURF Patents proper agreements and other documentation that provides that ODURF is the owner of the Licensed ODURF Patents and such persons engaged in the development have no interests in the Licensed ODURF Patents.

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

10.2	Litigation. Licensor hereby represents and warrants that, as of the Effective Date, it is not aware of any claims or pending or threatened litigation alleging that the Related Know How or subject matter of the Licensed ODURF Patents infringe on the proprietary rights of any third party, nor does Licensor have any specific reason to suspect that such a claim may be made or litigation instituted.

10.3	Authority. Each Party represents and warrants to the other Parties that such Party has full right, power and authority to enter into this Agreement.

10.4	No Additional ODURF Patents. Licensor hereby represents that as of September 15, 2014 and to the best of its knowledge, Exhibit A contains all patents and patent applications that are owned, controlled, or sub-licensable by Licensor and that include a claim related to the technologies being licensed under this Agreement. Licensee hereby represents that it has evaluated the technologies, patents and patent applications listed in Exhibit A and after performing due diligence has decided that it only needs and wants to license the Licensed ODURF Patents listed in Exhibit B. This section is not intended to and does not reduce the scope of the definition of Licensed Product or the definition of Licensed ODURF Patents.

10.5	Rights and Commitments. Licensor represents that it has, and at all times during the Term will have, all necessary rights and interests in the Licensed ODURF Patents required to grant Licensee the rights and licenses granted to Licensee hereunder, that it will not commercially practice or permit others to practice the Licensed ODURF Patents in the Licensed Field of Use for commercial purposes, and that it has not made and will not make, any commitments to third parties that are inconsistent with or in violation of this Agreement.

10.6	Merchantability and Exclusion of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PARTIES MAKE NO OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OF VALIDITY OF INTELLECTUAL PROPERTY RIGHTS, ISSUED OR PENDING, OR THAT THE USE OR PRACTICE OF THE LICENSED ODURF PATENTS OR RELATED KNOW-HOW WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES. LICENSOR ASSUMES NO RESPONSIBILITIES WHATEVER WITH RESPECT TO DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE OR OTHER DISPOSITION OF LICENSED PRODUCTS.

10.7	Infringement and Validity. Licensor hereby represents and warrants, to the best of its knowledge, that all Claims in the Licensed ODURF Patents are valid, that no Claim is currently being infringed, and that no Claim prior to the Effective Date has been infringed. However, the Parties acknowledge that Licensor has not undertaken, and shall not be required to undertake, any outside independent investigation to confirm the accuracy of this representation.

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

10.8	Validity. Except as set forth in Section 10.2, 10.6, and 10.7, nothing in this Agreement shall be deemed to be a representation or warranty by Licensor of the validity of any of the Licensed ODURF Patents.

11.	Limitation of Liability. In no event shall Licensor be liable for personal injury or tangible property damages, whether direct or otherwise, arising out of Licensee’s practice of the Licensed ODURF Patents, or Licensee’s commercialization of Licensed Products, whether arising from use by Licensee or any third party of the Licensed ODURF Patents or the Licensed Products. In no event shall a Party be liable for lost or prospective profits, special, incidental, punitive or consequential damages, whether or not a Party has been advised of the possibility of such damages, nor for any claim by a third party against Licensee for such damages. Notwithstanding the provisions of this Section 11, Licensor is not relieved of any liability for breaches of the terms of this Agreement, including breaches of the warranties and representations made herein. The foregoing limitations of liability and exclusion of certain damages shall apply regardless of the success of effectiveness of other remedies and regardless of the expiration or termination of this Agreement for any reason.

12.	Indemnification. Licensee shall indemnify and hold Licensor and its officers, directors, agents and employees harmless from and against any and all costs, expenses, settlements and judgments, including reasonable attorney’s fees, and costs and expenses incidental thereto, (an “Action”) which may be suffered by, accrued against, charged to or recoverable from the indemnified party or any of its officers, directors, agents or employees, arising out of any personal injuries, death or tangible property damage liability claim related to the manufacture, distribution or use of any Licensed Product or the practicing of the Licensed ODURF Patents, except to the extent such claim arises out of a breach of this Agreement by Licensor or out of the gross negligence or willful misconduct of Licensor, its officers, directors, employees or agents. Licensee’s indemnification obligations hereunder shall be subject to (i) receiving prompt written notice of the existence of any Action; (ii) being able to, at its option, control the defense of such Action and its own expense; (iii) permitting the indemnified party to participate in the defense of any Action; and (iv) receiving reasonable cooperation of the indemnified parties in the defense thereof.

13.	Dispute Resolution.

13.1

Negotiation. In the event of any dispute arising out of or in connection with this Agreement, as a condition precedent to any further action brought by either Licensor or Licensee against the other, the aggrieved party (“Aggrieved Party”) shall give the other party (the “Non-Aggrieved Party”) written notice of the matter which the Aggrieved Party considers to be in dispute. The notice will describe the issue in dispute in reasonable detail to apprise the Non-Aggrieved Party about the issue in dispute. Within [*** Confidential] of the receipt of the notice (“Notice Date”) delivered in accordance with the notice provisions of this Agreement, the Executive Director of the ODURF, the Dean of Research of EVMS or, if none, of the Department involved and the Chief Executive Officer of Licensee will meet (either telephonically or in person) in an attempt to resolve the dispute. The parties to this Agreement agree that they will make reasonable effort to resolve the dispute within [*** Confidential] of the Notice Date so as to avoid arbitration as herein provided. If the dispute is not fully settled by

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

negotiation among the parties as provided in this section within the thirty day period, then the condition precedent to arbitration shall be deemed satisfied and the dispute (to the extent not resolved) may be submitted to arbitration as herein provided. For clarity, any documents, discussions and partial settlements exchanged or agreed upon in the negotiations for settlement of the dispute may be admitted or provided to the arbitrators as evidence or statement of facts and position in any arbitration.

13.2	Arbitration. Any dispute arising out of or relating to this Agreement, not otherwise resolved, including the interpretation, breach, termination or validity thereof, shall be finally resolved by arbitration in accordance with the International Institute for Conflict Prevention and Resolution (“CPR”) Rules for Administered Arbitration (“Rules”) by three arbitrators, of whom each party shall designate one, with the third arbitrator to be designated by the two party-appointed arbitrators. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq. and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. If the parties do not provide for different notice in respect of any arbitration commenced, then notice under Section 2 of the Rules will be to the persons as provided in Section 13 of this Agreement, otherwise the balance of Section 2 of the Rules will apply.

Notwithstanding anything to the contrary in the Rules, the Licensee and Licensor agree that the place of arbitration will be in the Clark County, Nevada and each waives any objection to that venue for the arbitration for any action that arises out of the arbitration. The choice of law used in the interpretation of this Agreement shall be governed by the general laws of the United States with respect to any intellectual property issues and any other issues under this Agreement and, to the extent that such United States law is not clearly defined or is not applicable, then by the laws of the State of Nevada.

13.3	Sovereign Immunity. Notwithstanding anything to the contrary contained in Section 13.1, nothing in this Agreement, including the use of mediation, shall be construed to waive the sovereign immunity of the Commonwealth of Virginia or any entities thereof.

14.	Export Controls. Licensor and Licensee will each comply with all applicable United States or foreign export or import laws and regulations in connection with the licensing of any of the patents and patentable technology and Related Know How, Sale of the Licensed Products or sub-license of any technology or technical data relating to the Licensed Products.

15.	Assignment.

15.1	This Agreement, including its rights and obligations, may not be assigned by a Party without the prior written consent of the Licensor. which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing prohibition, Licensee may, without the consent of Licensor, merge into, consolidate with, or transfer substantially all of its assets, business or stock to any entity, so long as the successor-surviving entity in any such merger, consolidation, reorganization or transfer, assumes in writing the Licensee’s obligations of this Agreement and of the related Research Agreement. Such merger, consolidation, reorganization or transfer shall not constitute a breach of this Article or default under this Agreement.

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

16.	Miscellaneous.

16.1	Severability. The Parties agree that if any part, term, or provision of this Agreement shall be found illegal or in conflict with any valid controlling law, the validity of the remaining provisions shall not be affected thereby.

16.2	Survival. Sections 2.5, 2.7, 3.2.2, 3.3, 4.4.3, 4.4.4, 4.6, 7.8.1, 8, 10, 11, 12, 13 and 16 shall survive expiration or termination of this Agreement.

16.3	Notices. All notices under this Agreement shall be deemed to have been fully given when done in writing, with reference to this Agreement, and when (a) delivered personally; (b) five (5) days after having been sent by United States mail, registered or certified, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized commercial overnight carrier, with written verification of receipt. Communications or notices by other means such as emails, facsimile or email, shall only be effective when received and the sending or notifying party shall have the burden of proving receipt of such communication. All communications will be sent to the addresses or facsimile numbers set forth below or to such other address as may be designated by a Party by giving written notice to the other Party.

Old Dominion University Research Foundation

4111 Monarch Way

Norfolk, Virginia 23508

Attention: Executive Director

Facsimile Number: (757) 683-5290

Email:

Eastern Virginia Medical School

721 Fairfax Avenue

Norfolk, Virginia 23508

Attention: President

Facsimile Number: (757) 446-7424

Email:

Chief Executive Officer

Electroblate, Inc.

849 Mitten Rd. Ste. 104

Burlingame, CA 94010

650-697-3939 tel

650-697-3737 fax

Email:

16.4

Public Statements. Neither Party will issue any news release, publicity, advertising or other form of public announcement relating to this Agreement without the prior written approval of the other Parties which approval shall not be unreasonably withheld

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

or delayed. Notwithstanding the foregoing, Licensee may make any required public announcement without the prior written approval of any other Party which relates to its business, the terms of this Agreement, and the patents and Related Know How subject to this Agreement as required by law or determined to be in the best interests of the Licensee to comply with any and all disclosure laws applicable to the Licensee.

16.5	Entire Agreement, Amendment. This Agreement, along with the referenced Research Agreement and other agreements referred to herein, represents the entire understanding between the Parties, and supersedes all other agreements, express or implied, among the Parties concerning the subject matter hereof. A provision of this Agreement may be altered or amended only by a writing signed by the Parties.

16.6	Waiver. No waiver by a Party of any breach of this Agreement, no matter how long continuing or how often repeated, shall be deemed a waiver of any subsequent breach thereof, nor shall any delay or omission on the part of a Party to exercise any right, power, or privilege hereunder be deemed a waiver of such right, power or privilege.

16.7	No Agency. The relationship among the Parties is that of independent contractors. Except as otherwise stated herein, neither Party shall be deemed to be an agent of the other in connection with the exercise of any rights hereunder, and neither shall have any right or authority to assume or create any obligation or responsibility on behalf of the other.

16.8	Construction. This Agreement shall not be construed more strictly against a Party than any other by virtue of the fact that it may have been prepared by counsel for one of the Parties, it being recognized that all Parties have contributed substantially and materially to the preparation of this Agreement.

16.9	Counterparts. This Agreement may be executed simultaneously in more than one counterpart, and each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. The Agreement will be considered executed when original signatures have been exchanged or when signatures have been exchanged via facsimile or electronic transmission, including, without limitation, signatures delivered in portable document format (pdf).

16.10	Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized officers on the respective dates hereinafter set forth.

OLD DOMINION UNIVERSITY RESEARCH FOUNDATION		EASTERN VIRGINIA MEDICAL SCHOOL

By:	/S/ Julian F. Fachende	By:	/S/ Mark Babashanian

Its:	Executive Director	Its:	V.P. For Administration and Finance

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

Dated: 10-1-2014	Dated: 9-30-2014

ELECTROBLATE, INC.(“Licensee”)

By: /S/ Christopher A. Marlett
Christopher A. Marlett
Its:	President
Dated:	11-6-2014

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

EXHIBIT A

List of ODURF’s patents related to Intracellular Electro-manipulation Technology as of September 15, 2014

ODU Ref #	Technology Title	Patent/Application Number	Country
99005	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

03001	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

05006	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

06002	[*** Confidential]	[*** Confidential]	[*** Confidential]

06003	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

07004	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

07018	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

07020	[*** Confidential]	[*** Confidential]	[*** Confidential]

07021	[*** Confidential]	[*** Confidential]	[*** Confidential]
	[*** Confidential]	[*** Confidential]	[*** Confidential]

09013	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

10001	[*** Confidential]	[*** Confidential]	[*** Confidential]

10010	[*** Confidential]	[*** Confidential]	[*** Confidential]

10015	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

10022	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

11014	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

11017	[*** Confidential]	[*** Confidential]	[*** Confidential]

12026	[*** Confidential]	[*** Confidential]	[*** Confidential]

04014	[*** Confidential]	[*** Confidential]	[*** Confidential]

08015 / 13010	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

13022	[*** Confidential]	[*** Confidential]	[*** Confidential]

14077	[*** Confidential]	[*** Confidential]	[*** Confidential]

EXHIBIT B

LICENSED ODURF PATENT(S)

ODU Ref #	Technology Title	Patent/Application Number	Country
99005	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

03001	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

05006	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

06002	[*** Confidential]	[*** Confidential]	[*** Confidential]

06003	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

07004	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

07018	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

07020	[*** Confidential]	[*** Confidential]	[*** Confidential]

07021	[*** Confidential]	[*** Confidential]	[*** Confidential]
	[*** Confidential]	[*** Confidential]	[*** Confidential]

09013	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

10001	[*** Confidential]	[*** Confidential]	[*** Confidential]

10010	[*** Confidential]	[*** Confidential]	[*** Confidential]

10015	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

10022	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

11014	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]

11017	[*** Confidential]	[*** Confidential]	[*** Confidential]

12026	[*** Confidential]	[*** Confidential]	[*** Confidential]

04014	[*** Confidential]	[*** Confidential]	[*** Confidential]

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

08015 / 13010	[*** Confidential]	[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
		[*** Confidential]	[*** Confidential]
13022	[*** Confidential]	[*** Confidential]	[*** Confidential]
14077	[*** Confidential]	[*** Confidential]	[*** Confidential]

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

EXHIBIT C

Mandatory Performance Milestones

•	Execution of a research agreement (the Research Agreement defined in the License Agreement) with ODURF (Reidy Institute)

•	Management/BOD identified by [*** Confidential]

•	Submission of business plan to BOD by [*** Confidential]

•	At least $[*** Confidential] private funding raised by [*** Confidential]

•	Either [*** Confidential] registration statement or [*** Confidential] by [*** Confidential]

•	Submission of an FDA application, and, to the extent practical, one or more appropriate applications for any related technologies, by December 15, 2018.

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

Exhibit D: Research Agreement

SPONSORED RESEARCH AGREEMENT

This Agreement is made by and between Old Dominion University Research Foundation, a Virginia non-profit corporation with principal offices in Norfolk, Virginia and under contract with Old Dominion University to perform certain administrative and fiscal functions, hereinafter referred to as the “FOUNDATION,” and Electroblate, Inc., a Nevada corporation with its principals offices in Santa Monica, CA, hereinafter referred to as the “SPONSOR” (each a “Party”, and collectively, the “Parties”).

RECITALS

A.	THE FOUNDATION is pursuing research related to the use of sub-microsecond pulsed electric field technology for bio-medical applications (the “Research Activity”).

B.	SPONSOR is willing to sponsor the Studies (as defined below) within the Research Activity.

C.	SPONSOR desires to obtain certain rights to intellectual property resulting from the research pursuant to a separate intellectual property license agreement.

D.	FOUNDATION is willing to grant certain rights to intellectual property that result from the Research Activity and other research not funded by SPONSOR, in accordance with a separate, yet related, intellectual property license agreement by and between SPONSOR, FOUNDATION, and Eastern Virginia Medical School (the “Intellectual Property Agreement”).

NOW THEREFORE, in consideration of the mutual covenants and promises herein made, FOUNDATION and SPONSOR agree as follows:

1.	EFFECTIVE DATE AND SCOPE OF AGREEMENT

a. This Agreement shall be entered into and effective for one (1) year upon full execution of both parties (the “Effective Date”) unless extended by mutual agreement, in writing, or terminated as provided in Article 12 of this Agreement. Notwithstanding the forgoing, the concurrent execution and delivery of the Intellectual Property Agreement by SPONSOR, FOUNDATION, and Eastern Virginia Medical School is a necessary condition to the Parties’ execution and delivery of this Agreement.

b. The Parties intend for this Agreement to allow them to contract multiple studies (each a “Study”, and collectively, the “Studies”) associated with the Research Activity through the issuance of “Task Orders” (as defined in Section 2) without having to renegotiate the basic terms and conditions set forth herein.

c. SPONSOR understands that FOUNDATION’S primary mission is education and advancement of knowledge and the Studies will be designed to carry out that mission.

d. The Studies will be supervised by Richard Heller, Ph.D. (the “Principal Investigator”) on behalf of the FOUNDATION. The Principal Investigator may be changed only upon the mutual agreement of FOUNDATION and SPONSOR, which change has to be agreed upon with ninety (90) days of any notice that the then Principal Investigator is not continuing in such position and which replacement Principal Investigator is provided by the FOUNDATION on a full time basis within one hundred twenty (120) days of the foregoing notice. If, (a) for any reason, the Principal Investigator is unable to continue to serve as Principal Investigator and there is no agreed upon replacement, or (b) there is a substantial change in the personnel under the direction of the Principal Investigator during any three month period during the term of this Agreement such that the Principal Investigator is unable to adequately conduct any SPONSOR funded Studies, or (c) the FOUNDATION for any other reason is unable to fulfill its obligations pursuant to this Agreement or adequately conduct any SPONSOR funded Studies, then this Agreement may be terminated as provided in Article 12 by SPONSOR.

e. FOUNDATION shall use its reasonable best efforts to fulfill its obligations pursuant to this Agreement, but cannot and does not guarantee specific research outcomes.

f. SPONSOR understands that FOUNDATION may be involved in similar research through other researchers on behalf of itself and others. FOUNDATION shall be free to continue such research provided that such research is conducted separately, no funding from the SPONSOR is utilized, and SPONSOR limits the dissemination of information related to the Studies to those members of SPONSOR’s faculty, students, and staff who are authorized to work on the Studies in accordance with the Task Orders. SPONSOR shall not gain any rights to the results of such other research that are unrelated to the Studies except as provided in the Intellectual Property Agreement.

g. FOUNDATION does not guarantee that any intellectual property rights will result from the Studies, that the scope of any intellectual property rights will cover SPONSOR’s commercial interest and be subject to the Intellectual Property Agreement, or that any patent rights will not interfere with the patents rights of others outside of the scope of this Agreement and the Intellectual Property Agreement, including those based on inventions made by other inventors in FOUNDATION.

2.	TASK ORDERS AND COMPENSATION

a. The specific details of each Study under this Agreement shall be separately negotiated by the Parties and specified in writing, on terms and in a form mutually acceptable to the Parties (each such writing, a “Task Order”). Each Task Order will include the specific aims and a list of experiments proposed to accomplish those aims, along with a time line, budget (“Budget”) and payment schedule for such Study. A Task Order template is attached hereto as Appendix A, a Statement of Work template is attached hereto as Appendix B, and a Budget template is attached hereto as Appendix C. Each Task Order shall be accompanied by a specific Statement of Work and Budget following these templates as mutually agreed by the Parties.

Each of the forms of Appendices are part of this Agreement and each of the Task Orders, Statements of Work and Budges when completed for a Study will become a part of this Agreement. If any amount of a Budget is not used for a Task Order, the excess amount will be returned to SPONSOR or upon the SPONSOR’s written agreement applied to any other Task Orders that are then in progress.

b. FOUNDATION shall conduct each Study covered by each mutually-agreed upon Task Order in accordance with the terms and conditions of such Task Order, Statement of Work, and Budget. Each mutually-agreed upon Task Order, Statement of Work, and Budget shall be deemed to be a part of this Agreement; provided that, to the extent any terms or provisions of a Task Order, Statement of Work, or Budget conflict with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control, except to the limited extent that the applicable Task Order, Statement of Work, or Budget expressly and specifically states an intent to supersede this Agreement on a specific matter.

c. FOUNDATION will be compensated by SPONSOR for its conduct of each Study in accordance with the Budget and payment terms set forth in the applicable Task Order provided that on a cumulative basis all the Studies shall provide for a minimum of one million dollars ($1,000,000) in total payments from the SPONSOR to the FOUNDATION for each twelve (12) month period or pro-rata portion thereof for a period of less than twelve (12) months immediately preceding the first sale of stock by SPONSOR to the general public (“Initial Public Offering” or “IPO”). Each payment from the SPONSOR to the FOUNDATION shall be made within thirty (30) days of receipt by the SPONSOR of a payment request from the FOUNDATION certifying, to the SPONSOR’s reasonable satisfaction, that the FOUNDATION has met its obligations pursuant to the specified Task Order and Statement of Work. The Principal Investigator may transfer funds within the budget as needed without SPONSOR’s approval so long as the obligations of the FOUNDATION under the Task Order and Statement of Work remain unchanged and unimpaired.

d. FOUNDATION shall retain title to all equipment purchased and/or fabricated by it with funds provided by SPONSOR under this Agreement.

3.	COMMUNICATION AND REPORTS

a. SPONSOR’s designated representative for communications with the Principal Investigator initially will be Richard Nuccitelli, Ph.D., Chief Scientific Officer of SPONSOR or any other person SPONSOR may designate in writing to FOUNDATION and the Principal Investigator (“Designated Representative”).

b. The Principal Investigator will provide SPONSOR with quarterly reports outlining the progress of the Study during the period of the Study and notwithstanding any termination of this Agreement. In addition, during the periods set forth in the preceding sentence, the Principal Investigator or the SPONSOR can request a video conference between Sponsor and participating scientists in the Foundation at which the research efforts can be discussed and problems brainstormed. Within 30 days after the completion of a Task Order, a complete report summarizing the findings shall be submitted to the Sponsor along with publication plans. The Principal Investigator shall also submit a comprehensive final report within thirty (30) days after termination of the Agreement.

4.	PUBLICATION

a. SPONSOR recognizes the importance of communicating research data and, therefore, encourages their publication in reputable scientific journals and at seminars or conferences. SPONSOR further acknowledges that FOUNDATION is an academic institution and has as part of its mission the publication of research results without approval or editorial control by any sponsoring company, regardless of the Study’s outcome. Any results of the Study and manuscripts thereon shall be exchanged and discussed by the Principal Investigator and SPONSOR prior to submission for publication and shall be subject to any obligations or limitations set forth in the Intellectual Property Agreement.

b. Any proposed publications which are to make public any findings, data, or results of the Study shall be submitted to SPONSOR for SPONSOR’s review and comment at least forty five (45) days prior to submission of a manuscript for publication, or at least fourteen (14) days prior to submission for an abstract. If SPONSOR reasonably determines that the proposed publication contains patentable subject matter, including proprietary know-how, that requires protection, SPONSOR may require the delay of publication for a period of time not to exceed ninety (90) days for the purpose of filing patent applications by notifying FOUNDATION or, in the case of proprietary know-how, publication of such know-how shall be delayed until it becomes, through no fault of the Parties, either generally known to the public or no longer of economic value to the SPONSOR. If no written response is received from SPONSOR within the applicable review period, it may be conclusively presumed that publication may proceed without delay.

5.	CONFIDENTIAL INFORMATION

a. The parties may wish to disclose confidential information to each other in connection with work contemplated by this Agreement (“Confidential Information”). Each party will use reasonable efforts to prevent the disclosure of the other party’s Confidential Information to third parties for a period of five (5) years after the termination of this Agreement, provided that the recipient party’s obligation shall not apply to information that:

i. is already in the recipient party’s possession at the time of disclosure;

ii. is or later becomes part of the public domain through no fault of the recipient party;

iii. is received from a third party having no obligations of confidentiality to the disclosing party;

iv. is independently developed by the recipient party; or

v. is required by law, administrative or judicial order to be disclosed.

b. In the event that information is required to be disclosed pursuant to subsection (v), the party required to make disclosure shall notify the other to allow that party to assert whatever exclusions or exemptions may be available to it under such law or administrative or judicial regulation.

6.	INTELLECTUAL PROPERTY RIGHTS

a. Ownership of Existing Technology:

“Existing Technology” refers to any existing inventions and discoveries of SPONSOR and FOUNDATION developed prior to the date of this Agreement. Unless provided otherwise by the Intellectual Property Agreement, Existing Technology shall remain the separate property of SPONSOR or FOUNDATION after the date of their Agreement, whether or not protected by patent or other intellectual property rights. Neither party shall have any claims to or rights in such “Existing Technology” of the other party pursuant to this Agreement, but the claims and rights of either party remain subject to the terms of the Intellectual Property Agreement.

b. All other intellectual property rights and obligations of the FOUNDATION and SPONSOR shall be defined and determined by the Intellectual Property Agreement.

7.	[RESERVED]

8.	LIABILITY

Each party (the “Indemnifying Party”) shall indemnify, defend, and hold harmless the other party (the “Indemnified Party”), its employees, agents, officers, directors, affiliated entities and representatives from and against any and all damages, costs, penalties and expenses, including reasonable attorneys’ fees, incurred by the Indemnified Party in connection with third-party claims, suits, actions, investigations, proceedings, which may arise or result (i) by reason of the Indemnifying Party’s act or omission, whether negligent, willful or otherwise culpable, in the performance or failure to perform its duties pursuant to this Agreement; or (ii) as a result of the Indemnifying Party’s violation of federal, state or local statutes, laws or regulations. The indemnity obligations contained herein are contingent upon the Indemnified Party giving the Indemnifying Party prompt written notice of any such claim, full cooperation in the defense of any such claim, and the assignment of the right to defend against any such claim with counsel of the Indemnifying Party’s choosing and to settle and/or compromise any such claim as the Indemnifying Party deems appropriate. The obligations under this provision shall survive the termination of this Agreement.

9.	EXPORT CONTROLS

It is understood that FOUNDATION is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (such laws include the Arms Export Control Act, as amended and the Export Administration Act), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities by either Party may require a license from the cognizant agency of the United States Government and/or written assurances by the Parties that the Parties shall not export data or commodities to certain foreign countries without prior approval of such agency. Neither Party shall engage in any activity in connection with this Agreement that is in violation of any applicable U.S. law.

10.	COMPLIANCE WITH REGULATIONS

FOUNDATION will conduct the Studies in accordance with application provisions of the U.S. Code of Federal Regulations (CFR), state and local regulations, and, with regard to clinical studies, will further comply with the CFR Good Clinical Practice Guidelines (“GCPs”) and the International Conference on Harmonization (ICH) guidelines. The FOUNDATION will use reasonable efforts to conduct the Studies according to the protocol and to deliver all related documents to the SPONSOR according to the provisions of this agreement. The FOUNDATION is responsible for ensuring compliance of the Studies to all applicable FDA and other regulations.

The FOUNDATION will permit, at reasonable intervals and times, inspection of the research facilities and all related documentation and data. Such inspections may be conducted by representatives of the U.S. Food and Drug Administration (“FDA”), or representatives of the SPONSOR.

11.	INDEPENDENT CONTRACTOR

For the purposes of this Agreement and all services to be provided hereunder, the parties are independent contractors and not agents or employees of the other party. Neither party shall have authority to make any statements, representations, or commitments of any kind, or to take any action which shall be binding on the other party, except as expressly provided herein or authorized in writing. Notwithstanding the foregoing, the activities performed under this Agreement by FOUNDATION, will be deemed to be “work for hire” for SPONSOR.

12.	TERM AND TERMINATION

a. Either party may terminate this Agreement at any time upon thirty (30) days written notice to the other party.

b. SPONSOR may terminate this Agreement immediately as of the date of the post mark or delivery to a courier of written notice of termination to the FOUNDATION if there is a change in the Principal Investigator who is not acceptable to SPONSOR or there is a substantial change in the personnel under the direction of the Principal Investigator in accordance with Section 1.d.

c. In the event that either party shall be in default of its material obligations under this Agreement and shall fail to remedy such default within thirty (30) days after receipt of written notice thereof, this Agreement shall terminate upon expiration of the thirty (30) day period.

d. Termination or cancellation of this Agreement shall not affect the rights and obligations of the parties actually accrued prior to termination. Upon termination, SPONSOR shall pay FOUNDATION for all reasonable expenses (including supplies, salaries and equipment) actually incurred (but not committed or contemplated) as of the effective termination date, including salaries for appointees for the remainder of their appointment.

e. Sections 3, 4, 5, 6, 8, 9, 10, 11, 12, and 13 of this Agreement shall survive its termination. Additionally, any of the relevant provisions for the carrying out of Studies under Task Orders, Statements of Work and Budgets that continue after the termination of this Agreement will not be terminated until such time as the Studies are completed, provided that (i) the Intellectual License Agreement continues in full force and effect and that license agreement is not subject to any notice of termination or cancellation or is not otherwise terminated, other than for breach by SPONSOR or for the convenience of SPONSOR, (ii) this Agreement has not been terminated by the FOUNDATION pursuant to Section 12.a, (iii) this Agreement has not been terminated by SPONSOR pursuant to Section 12.b, or (iv) this Agreement has not been terminated by SPONSOR pursuant to Section 12.c due to a breach by FOUNDATION.

13.	GENERAL

a. This Agreement may not be assigned by either party without the prior written consent of the other party; provided, however, that SPONSOR may assign this Agreement to any purchaser or transferee of all or substantially all of SPONSOR’s assets or stock upon prior written notice to FOUNDATION, and FOUNDATION may assign its right to receive payments hereunder.

b. Any notice required by this Agreement shall be given by prepaid, first class, certified mail, return receipt requested, or by a courier or hand delivery service (such as messenger or Federal Express) where the delivery is signed for by the recipient and recorded by the service, addressed in the case of FOUNDATION to:

Notices regarding Agreement:

FOUNDATION

Julian F. Facenda

Executive Director

P.O. Box 6369

Norfolk, VA 23508

Telephone: 757.683.7210

Fax: 757.683.5290

Email: jfacenda@odu.edu

Notices regarding Technical Information:

As set forth in applicable Task Order

or in the case of SPONSOR to:

Notice regarding Agreement:

Chief Executive Officer

Electroblate, Inc.

849 Mitten Rd. Ste. 104

Burlingame, CA 94010

650-697-3939 tel

650-697-3737 fax

Notices regarding Technical Information:

As set forth in applicable Task Order

c. In the event of any dispute arising out of or in connection with this Agreement, as a condition precedent to any further action brought by either FOUNDATION or SPONSOR against the other, the aggrieved party (“Aggrieved Party”) shall give the other party (the “Non- Aggrieved Party”) written notice of the matter which the Aggrieved Party considers to be in dispute. The notice will describe the issue in dispute in reasonable detail to apprise the Non- Aggrieved Party about the issue in dispute. Within seven (7) days of the receipt of the notice (“Notice Date”) delivered in accordance with the notice provisions of this Agreement, the Executive Director of the FOUNDATION and the Chief Executive Officer of SPONSOR will meet (either telephonically or in person) in an attempt to resolve the dispute. The parties to this Agreement agree that they will make reasonable effort to resolve the dispute within twenty (20) days of the Notice Date so as to avoid arbitration as herein provided. If the dispute is not fully settled by negotiation among the parties as provided in this section within the thirty day period, then the condition precedent to arbitration shall be deemed satisfied and the dispute (to the extent not resolved) may be submitted to arbitration as herein provided. For clarity, any documents, discussions and partial settlements exchanged or agreed upon in the negotiations for settlement of the dispute may be admitted or provided to the arbitrators as evidence or statement of facts and position in any arbitration.

Any dispute arising out of or relating to this Agreement, not otherwise resolved through negotiation, including the interpretation, breach, termination or validity thereof, shall be finally resolved by arbitration in accordance with the International Institute for Conflict Prevention and Resolution (“CPR”) Rules for Administered Arbitration (“Rules”) by three arbitrators, of whom each party shall designate one, with the third arbitrator to be designated by the two party- appointed arbitrators. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq., and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. If the parties do not provide for different notice in respect of any arbitration commenced, then notice under Section 2 of the Rules will be to the persons as provided in Section 13 of this Agreement, otherwise the balance of Section 2 of the Rules will apply.

Notwithstanding anything to the contrary in the Rules, the SPONSOR AND FOUNDATION agrees that if it commences arbitration, the place of arbitration will be in Clark County, Nevada and each waives any objection to the venue for the arbitration and for any action that arises out of the arbitration. The interpretation of this Agreement shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws of the United States and if such United States law is not defined or applicable, then by the internal laws of the State of Nevada.

d. Unless otherwise specified, this Agreement and its Attachments embody the entire understanding between the FOUNDATION and the SPONSOR for the Research, and any prior or contemporaneous representations, either oral or written, are hereby superseded. No amendments or changes to this Agreement, including without limitation, changes in the statement of work, total estimated cost, scheduled dates for reports or deliverables, and period of performance, shall be effective unless made in writing and signed by authorized representatives of the parties. Notwithstanding the foregoing, the licensing of any of the results of the Research Activity and in respect of any other intellectual property of or relating to the FOUNDATION and certain funding requirements are embodied in that certain Intellectual License Agreement among the FOUNDATION, and EASTERN VIRGINIA MEDICAL SCHOOL and SPONSOR.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

SPONSOR

DocuSigned by:

/s/ Christopher A. Marlett
By: Christopher A. Marlett
Title: President

Date: 11/6/2014

FOUNDATION

/s/ Julian F. Facenda
By: Julian F. Facenda
Title: Executive Director

Date November 6, 2014

Appendix A

TASK ORDER #

This Task Order is issued pursuant to the Sponsored Research Agreement (the “Agreement”), dated as of                      by and between, Old Dominion University Research Foundation, a Virginia non-profit corporation with principal offices in Norfolk, Virginia and under contract with Old Dominion University to perform certain administrative and fiscal functions (“FOUNDATION”) and Electroblate, Inc. (“SPONSOR”).

Any capitalized terms not otherwise defined herein shall have the same meaning ascribed to them in the Agreement.

Statement of Work:

The Statement of Work is attached hereto as Schedule 1.

Principal Investigator:

The Principal Investigator will be Dr. Richard Heller, Professor, Medical Laboratory and Radiation Services, College of Health Sciences at 4211 Monarch Way, Norfolk, VA 23508. Correspondence to Investigator can be addressed to the following:

Dr. Richard Heller

Director, Bioelectrics

Professor, Medical Diagnostics and Translational Sciences

Frank Reidy Research Center for Bioelectrics

4211 Monarch Way

Norfolk, VA 23508

Email: rheller@odu.edu

Telephone: 757.683.2690

Fax: 757.451.1010

SPONSOR’s Contact:

Correspondence to SPONSOR can be addressed to the following:

Richard Nuccitelli

Chief Scientific Officer

Electroblate, Inc.

849 Mitten Rd. Ste. 104

Burlingame, CA 94010

650-697-3939 tel

650-697-3737 fax

Period of Performance:

The Period of Performance of the task order is from                      to                      (“Period of Performance”)

Study Budget and Payment Terms

The Study Budget is attached hereto as Schedule 2 and incorporated herein by this reference.

SPONSOR shall pay FOUNDATION twenty-five percent (25%) of the fixed Budget for a Study in the aggregate amount of $         for the performance of the Research Activity within ten (10) working days of the commencement of the Period of Performance. SPONSOR shall pay FOUNDATION the remaining seventy-five percent (75%) of the fixed Budget for a Study in fixed monthly installments equal to the number of months remaining in the Period of Performance after the first month of the Period of Performance, payable at the beginning of each month during the Period of Performance. FOUNDATION shall not initiate the Study Schedule until payment is received. While it is estimated that this amount is sufficient to perform the services, FOUNDATION may submit to the SPONSOR a revised budget requesting additional funds. The SPONSOR is not liable for any costs in excess of the amount specified herein without written authorization from the SPONSOR. Subject to the funding obligations of the SPONSOR in the Research Agreement, if any amount of the budget is not used for the Research Activity, the amount will be returned to SPONSOR or upon the SPONSOR’s agreement applied to any other Studies.

This Work Order is entered into and made effective after signature of both parties (“Effective Date”).

Accepted and Agreed to by:

SPONSOR	FOUNDATION

Signature	Signature

Name:	Name:	Julian F. Facenda
Title:	Title:	Executive Director

Date:	Date:

Acknowledged by (but not a signatory)

Principal Investigator

Dr. Richard Heller

Date:

Appendix B

Task Order # Statement of Work

Title:

Rationale:

Research Plan:

Appendix C

Task Order # Budget

Personnel

Name	Role	% effort	Amount